Annual Report dated 07/31/2005 for
Core Plus Bond Fund Class A

EXPERIENCE

ANNUAL REPORT

JULY 31, 2005

Smith Barney

Core Plus Bond Fund Inc.

Classic Series

INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Smith Barney

Core Plus Bond Fund Inc.

CLASSIC SERIES

What’s

Inside

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief

Executive Officer

Dear Shareholder,

The U.S. economy continued to expand during the one-year reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and the preliminary estimate for second quarter GDP growth was 3.4%, another solid advance. This marked nine consecutive quarters in which GDP grew 3.0% or more.

With the economy growing at a brisk pace, the Federal Reserve Board
(“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates on June 30, 2004, the Fed raised its target for the federal funds rateiii in 0.25%
increments eight additional times. All told, the Fed’s rate hikes brought the target for the federal funds rate from 1.00% to 3.25%. After the Fund’s reporting period had ended, at its August meeting, the Fed again raised the federal funds rate by 0.25% to 3.50%.

During the fiscal year, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.25% and the yield on the 10-year Treasury was 4.48%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 4.28%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv returned 4.79%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         1

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.
The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore the Fund’s Board of Directors has approved a new investment management contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 26, 2005

Smith Barney Core Plus Bond Fund Inc. 2005 Annual
Report         3

Manager Overview

ROGER M. LAVAN, CFA (left) Portfolio Manager DAVID TORCHIA (center) Portfolio Manager DAVID SCOTT (right) Portfolio Manager

Special Shareholder Notice

Effective March 18, 2005, the Fund’s name changed from Smith Barney Managed Government Fund Inc. to Smith Barney Core Plus Bond Fund Inc. In addition,
David Scott, Vice President and Investment Officer of the Fund, joined Roger M. Lavan and David Torchia as an investment officer and managing director of the subadvisor. He has 22 years of investment management experience. Also effective at this time, the investment objective changed from “high current income consistent with liquidity and safety of capital” to “maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.” The Fund adopted revised investment policies under which it invests primarily in investment grade fixed income securities of U.S. issuers, including corporate, mortgage-backed and government securities, and is permitted to invest up to 20% of its assets in bonds rated below investment grade (commonly known as “junk bonds”) and in non-U.S. dollar denominated bonds, of which no more than 10% of the Fund’s assets may be invested in fixed income securities of emerging market issuers. The Fund will normally maintain average portfolio duration of between three to six years.

In addition, the
Fund’s performance benchmark changed to the Lehman Brothers Aggregate Bond Index, a composite of intermediate-term, U.S. investment grade corporate, mortgage and U.S. Treasury securities.

Citigroup Asset Management Limited (“CAM Limited”), an affiliate of the Fund’s manager, Smith Barney Fund Management LLC, serves as subadviser to the Fund. CAM Limited, subject to the supervision of the manager and the Board of Directors, manages the Fund’s investments in non-U.S. dollar denominated debt securities of non-U.S. issuers and currency transactions.

Investment Grade Market Review

During the 12 months ended July 31, 2005, markets were primarily driven by Fed activity, employment and inflation data. The Fed’s nine
“measured” 25-basis-pointv hikes during the period brought the federal funds rate from 1.00% to 3.25% by period end. This exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” long-term bond yields did not begin to rise and, in fact, continued to decline. 10-year yields visited levels well below 4.00% during the 12 months

4         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

 before leveling approximately 20 basis points lower by period end. This sharp rise in short yields and continued decline in long yields resulted in the extensive yield curve flattening seen during the period.

As the market fully expected, each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-advertised intentions to raise rates at a measured pace — caused investors to spend much of the period dissecting language from the Fed for clues on its assessment of the
U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates “at a pace that is likely to be measured” and, starting in June 2004, added that, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Slowing global growth, rising inflation
and surging oil prices (which rose approximately 44% during the 12 months) undoubtedly restrained economic activity during the period, with GDP growth declining year-over-year from first quarter 2004’s 4.5% pace to 3.8% growth in first quarter
2005. GDP growth also slowed in the second quarter of 2005, declining slightly year-over-year to 3.4% from 3.5% in second quarter 2004. Fears of slowing global growth and increasing inflation drove markets, particularly in the second half of the period.

Despite the slowing quarterly pace of growth, underlying economic activity remained relatively strong. The U.S. labor market began to pick up in early 2004 and continued to improve throughout the Fund’s fiscal year, although the pace of improvement remained uneven from month-to-month. Unemployment fell through the period, declining from 5.5% in July 2004 to 5.0% in
July 2005. Industrial production and retail sales remained positive through the period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade and the lowest tier of investment grade, respectively. In addition, core inflation rates — which picked up markedly in the first three months of the year — moderated in the second quarter. The core PCE deflator, which is the Fed’s preferred measure of inflation, remained at 2.2% year-over-year in the latest June reading.

Over the 12 months ending July 31, 2005, commercial mortgage-backed securities outperformed all other investment grade fixed income sectors on a duration-adjusted basis, including asset-backed securities (“ABS”), U.S.
credit, mortgage-backed securities and U.S. Agency debentures. ABS and U.S. credit securities were the second and third best performers during the period. All Treasuries finished the 12-month period in positive territory, with longer-term U.S.
Treasuries outperforming U.S. Treasury bills and notes as the Treasury curve flattened during the period. (All asset class returns are represented by their respective subsector of the Lehman Brothers Aggregate Bond Index.)

High Yield Market Review

During the 12 months ended July 31, 2005, the high yield market, as represented by the Citigroup High Yield Market Index,vi returned 10.56%. High yield debt markets started July 2004 strong, extending the previous month’s rebound from negative levels seen earlier

Smith
Barney Core Plus Bond Fund Inc. 2005 Annual Report         5

 in the year, and proceeded to rally for the remainder of
2004 as investors gained confidence that inflation was contained and the Fed would continue to raise rates at a “measured pace.” Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during 2004 and strong demand for higher yielding assets. Additionally, default rates reached
20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

Rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation led the market down in the first few months of 2005. The steady stream of negative auto sector headlines through
Spring 2005, including General Motor’s unexpected negative earnings warning in mid-March and Ford’s reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies’ potential downgrades to high yield status. This caused spreads to widen dramatically within the auto sector and across fixed income credit markets. Markets began recovering in mid-May on stronger technicals, positive economic developments and S&P and Fitch’s long-anticipated downgrades of Ford and GM. The rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions.

Better overall demand and the relative absence of further negative headlines buoyed markets through the second half of May and June despite a stronger new issue calendar and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news, continued tame inflation and positive 2Q earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment near the end of the period.

Based on the 7.31% yieldvii of the Citigroup High Market Yield Index as of July 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.viii However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging
Markets Debt Review

Emerging markets debt returned 16.41% during the 12 months ended July 31, 2005, as represented by the JPMorgan Emerging
Markets Bond Index Global.ix Strong country fundamentals and market technicals offset the downward pressure exerted by increases in the federal funds rate throughout the 12 months and credit contagion from the auto sector during volatile Spring 2005. Continued progress on political and economic reform in many emerging countries and the generally positive macro environment supported broad credit quality improvements across emerging markets during the 12 months.

6         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Sovereign debt markets achieved positive momentum at the start of the period after recovering from depressed levels earlier in 2004 and rallied through the remainder of the year. Positive returns were supported by strong underlying country fundamentals, commodity prices strength (particularly in metals, agriculture and oil) and relatively low U.S. Treasury market volatility. Emerging debt continued to trend positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals.

Markets turned again by
mid-April and followed a generally upward trajectory through the remainder of the period as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. Although sovereign debt declined slightly near period end, emerging markets proved relatively resilient in the face of the early July terrorist bombings in London, continued political noise in key emerging countries and the sell-off in U.S. Treasuries during the month.

Spreads tightened 177 basis points during the 12-month period ended July 31, 2005, closing at 276 basis points over U.S.
Treasuries. (Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange.) Over the period, 12-month return volatility stood at
4.82%,x substantially below long-term, historical levels of approximately 16%.

Performance Review

For the 12 months ended July 31, 2005, Class A shares of the Smith Barney Core Plus Bond Fund Inc., excluding sales charges, returned 3.22%. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.79%, while its former benchmark, the Lehman Brothers Government Bond Index,xi returned 4.39% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 increased 4.35% over the same time frame.

Factors Impacting Fund Performance

From the beginning
of the period through the time of transition, the Fund underperformed its benchmark, the Lehman Brothers Government Bond Index, due primarily to the impact of operating expenses. During the approximately five-month period since its mid-March change in objective, investment process and management, Fund performance was affected negatively by the higher allocation to cash and short-term investments while realigning the portfolio to meet its new objectives.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2005, including the reinvestment of including returns of capital, if any, calculated among the 444 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual
Report         7

Performance Snapshot as of July 31, 2005 (excluding sales charges) (unaudited)

Smith Barney Core Plus Bond Fund

6 Months

12 Months

Class A Shares

0.56%

3.22%

Lehman Brothers Aggregate Bond Index

0.95%

4.79%

Lehman Brothers Government Bond Index

1.05%

4.39%

Lipper Intermediate Investment Grade Debt Funds Category Average

0.78%

4.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at
www.citigroupam.com.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.35%, Class C shares returned 0.39% and
Class Y shares returned 0.82% over the six months ended July 31, 2005. Excluding sales charges, Class B shares returned 2.73%, Class C shares returned 2.79% and Class Y shares returned 3.74% over the twelve months ended July 31,
2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 458 funds for the six-month period and among the 444 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Since the transition date of the Fund, the management team has adjusted the portfolio’s asset allocation to effect the transition from the previous U.S. government focus to the newly designated “core plus” posture. Specifically, in the past five months, we significantly decreased our allocation to mortgage-backed securities to reallocate assets more broadly across the remaining broad fixed income sectors, including U.S. Agency, investment grade corporate and asset-backed securities. In line with our active asset allocation strategy, we also initiated positions in non-U.S. investment grade, high yield and emerging markets debt, while remaining below the maximum 20% allocation to securities outside core investment grade. The majority of rebalancing activity, to bring the portfolio in line with the investment objective and policy change effected on March 18, 2005 (including the impact of higher-than-normal cash levels at the onset), concluded within this reporting period.

8         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Thank you for your investment in the Smith Barney Core Plus Bond
Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Roger M. Lavan, CFA

David Torchia

David Scott

Portfolio Manager

Portfolio Manager

Portfolio Manager

August 26, 2005

The information
provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Interest rate increases, causing the prices of fixed income securities to decline, would reduce the value of the Fund’s share price.
Investments in high yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

[i]

Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

A basis point is one one-hundredth (1/100 or 0.01) of one percent.

vi

The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii

As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

viii

Yields are subject to change and will fluctuate.

ix

JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru,
the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

[x]

Source: JPMorgan Chase.

xi

The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         9

Fund at a Glance (unaudited)

10         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions, including returns of capital, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This
example is based on an investment of $1,000 invested on February 1, 2005 and held for the six months ended July 31, 2005.

Actual Expenses

The table below titled “Based on
Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid
During the Period”.

Based on Actual Total Return(1)

Actual Total Return Without Sales Charges(2)

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(3)

Class A

0.56
%

$
1,000.00

$
1,005.60

1.08
%

$5.37

Class B

0.35

1,000.00

1,003.50

1.67

8.30

Class C

0.39

1,000.00

1,003.90

1.59

7.90

Class Y

0.82

1,000.00

1,008.20

0.71

3.54

(1)

For the six months ended July 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         11

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are
meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical Total Return

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(2)

Class A

5.00
%

$
1,000.00

$
1,019.44

1.08
%

$
5.41

Class B

5.00

1,000.00

1,016.51

1.67

8.35

Class C

5.00

1,000.00

1,016.91

1.59

7.95

Class Y

5.00

1,000.00

1,021.27

0.71

3.56

(1)

For the six months ended July 31, 2005.

(2)

Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

12         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A

Class B

Class C(3)

Class Y

Twelve Months Ended 7/31/05

3.22
%

2.73
%

2.79
%

3.74
%

Five Years Ended 7/31/05

5.14

4.60

4.67

5.53

Ten Years Ended 7/31/05

5.26

4.71

4.78

N/A

Inception* through 7/31/05

7.34

4.98

4.59

5.37

With Sales Charges(4)

Class A

Class B

Class C(3)

Class Y

Twelve Months Ended 7/31/05

(1.41
)%

(1.75
)%

1.80
%

3.74
%

Five Years Ended 7/31/05

4.17

4.43

4.67

5.53

Ten Years Ended 7/31/05

4.77

4.71

4.78

N/A

Inception* through 7/31/05

7.11

4.98

4.59

5.37

Cumulative Total Returns(1) (unaudited)

Without Sales Charges

Class A (7/31/95 through 7/31/05)

66.93
%

  Class B (7/31/95 through
7/31/05)

58.45

Class C(2) (7/31/95 through 7/31/05)

59.53

Class Y (Inception* through 7/31/05)

64.19

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

On April 29, 2004, Class L shares were renamed as Class C shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of
4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

* Inception

dates for Class A, B, C and Y shares are September 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.

Smith Barney Core Plus Bond
Fund Inc. 2005 Annual Report         13

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Core Plus Bond Fund Inc. vs. Lehman Brothers Aggregate Bond Index,(1) Lehman Brothers Government Bond Index, Lipper Intermediate Investment Grade Debt Funds Category Average,(2) and Lipper U.S. Mortgage Funds Average†

July 1995 — July 2005

†

Hypothetical illustration of $10,000 invested in Class A shares on July 31, 1995, assuming deduction of the maximum 4.50% initial sales charge at the time of investment and reinvestment of distributions, including any returns of capital, if any, at net asset value through July 31, 2005. The Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities
Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $150 million. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Intermediate Investment Grade Debt Funds Category Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades)
with dollar-weighted average maturities of five to ten years. The Lipper U.S. Mortgage Funds Average is composed of the Fund’s peer group of mutual funds (78 funds as of July 31, 2005) investing in U.S. mortgage-backed securities. Lipper Inc.
is a widely-recognized mutual fund information service. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

(1)

On March 18, 2005, in connection with the change in the Fund’s investment objective, the Fund’s benchmark was changed from the Lehman Brothers Government Bond Index to the Lehman
Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a more appropriate benchmark for the Fund than the Lehman Brothers Government Index given the Fund’s new investment objective and policies.

(2)

On March 18, 2005, the Fund’s Lipper Average was changed from Lipper U.S. Mortgage Funds Average to Lipper Intermediate Investment Grade Debt Funds Category Average.

All figures represent past performance and
are not a guarantee of future results. Investment return and principal value of an investment, will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

14         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Schedule of Investments (July 31, 2005)

SMITH
BARNEY CORE PLUS BOND FUND INC.

Face Amount†

Rating‡

Security

Value

CORPORATE BONDS & NOTES — 21.8%

Advertising — 0.0%

100,000

B-

Bear Creek Corp., Senior Notes, 9.000% due 3/1/13 (a)

$
99,500

50,000

CCC

Vertis Inc., Senior Second Lien Secured Notes, 9.750% due 4/1/09

52,500

152,000

Aerospace/Defense — 0.8%

2,990,000

BBB-

Goodrich Corp., Debentures, 7.500% due 4/15/08

3,185,893

L-3 Communications Corp., Senior Subordinated Notes:

100,000

BB+

7.625% due 6/15/12

107,500

275,000

BB+

6.375% due 10/15/15 (a)

279,812

125,000

B+

Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15

126,875

175,000

BB-

Sequa Corp., Senior Notes, Series B, 8.875% due 4/1/08

190,312

2,425,000

A

United Technologies Corp., 4.375% due 5/1/10

2,411,515

6,301,907

Apparel — 0.0%

150,000

B-

Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15

158,250

75,000

BB-

Quiksilver Inc., Senior Notes, 6.875% due 4/15/15 (a)

75,937

234,187

Auto Manufacturers — 0.5%

3,300,000

BBB

DaimlerChrysler North America Holding Corp., 4.050% due 6/4/08

3,233,983

Ford Motor Co.:

30,000

BB+

Bonds, 8.900% due 1/15/32

27,396

25,000

BB+

Debentures, 6.625% due 10/1/28

19,567

550,000

BB+

Notes, 7.450% due 7/16/31

467,526

General Motors Corp., Debentures:

50,000

BB

8.250% due 7/15/23

45,000

265,000

BB

8.375% due 7/15/33

240,488

4,033,960

Auto Parts & Equipment — 0.0%

50,000

B-

Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13

51,250

100,000

BB-

TRW Automotive Inc., Senior Notes, 9.375% due 2/15/13

112,500

163,750

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual
Report         15

Schedule of Investments (continued) July 31, 2005

Face Amount†

Rating‡

Security

Value

Banks — 1.6%

4,000,000

A+

Bank of America Corp., Subordinated Notes, 7.400% due 1/15/11

$
4,547,972

2,500,000

A

Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12

2,750,207

3,500,000

A-

Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (a)

4,636,338

11,934,517

Beverages — 0.0%

100,000

B+

Constellation Brands Inc., Senior Subordinated Notes, Series B, 8.125% due 1/15/12

107,500

Building Materials — 0.0%

125,000

CCC+

Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12

130,625

125,000

CCC+

Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14

122,344

75,000

BB-

Texas Industries Inc., Senior Notes, 7.250% due 7/15/13 (a)

79,500

332,469

Chemicals — 0.2%

100,000

BB-

ARCO Chemical Co., Debentures, 9.800% due 2/1/20

112,500

150,000

B-

Borden U.S. Finance Corp./Nova Scotia Finance ULC, Secured Notes, 9.000% due 7/15/14 (a)

155,812

75,000

B-

Compass Minerals Group Inc., Senior Subordinated Notes, 10.000% due 8/15/11

82,500

100,000

BB-

Equistar Chemicals LP/Equistar Funding Corp., Senior Notes, 10.625% due 5/1/11

112,000

75,000

B+

Ethyl Corp., Senior Notes, 8.875% due 5/1/10

78,375

Huntsman International LLC, Senior Subordinated Notes:

50,000

B

9.875% due 3/1/09

53,688

75,000

B

7.375% due 1/1/15 (a)

76,500

100,000

BB-

ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11

109,250

50,000

BB-

Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12

56,937

50,000

B-

Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13

54,750

50,000

B-

OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11

51,250

125,000

B-

PQ Corp., Senior Subordinated Notes, 7.500% due 2/15/13 (a)

125,625

100,000

B-

Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10

108,500

125,000

CCC+

Rhodia SA, Senior Notes, 7.625% due 6/1/10

121,875

200,000

BB-

Westlake Chemical Corp., Senior Subordinated Notes, 8.750% due 7/15/11

218,250

1,517,812

See Notes to Financial Statements.

16         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Commercial Services — 0.1%

125,000

B+

Cenveo Corp., Senior Notes, 9.625% due 3/15/12

$
135,625

100,000

BB-

Corrections Corp. of America, Senior Notes, 6.250% due 3/15/13

100,000

250,000

B

Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13

263,750

499,375

Computers — 0.0%

50,000

B-

SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)

52,188

100,000

BB+

Unisys Corp., Senior Notes, 6.875% due 3/15/10

99,500

151,688

Cosmetics/Personal Care — 0.0%

125,000

B-

Elizabeth Arden Inc., Senior Subordinated Notes, 7.750% due 1/15/14

132,656

Diversified Financial Services — 7.4%

250,000

CCC+

Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10

286,250

125,000

B-

BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14

141,875

3,225,000

BBB

Capital One Bank, Notes, 5.750% due 9/15/10

3,359,541

75,000

B-

CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)

76,781

4,125,000

A

CIT Group Inc., Senior Notes, 7.750% due 4/2/12

4,756,665

4,850,000

A

Countrywide Home Loans Inc., Medium-Term Notes, Series L, 4.000% due 3/22/11

4,620,842

3,075,000

BB+

Ford Motor Credit Co., Notes, 7.875% due 6/15/10

3,106,722

General Motors Acceptance Corp.:

40,000

BB

Bonds, 8.000% due 11/1/31

38,904

Notes:

45,000

BB

7.250% due 3/2/11

43,881

3,000,000

BB

6.875% due 9/15/11

2,898,894

210,000

BB

6.750% due 12/1/14

198,129

4,900,000

A

HSBC Finance Corp., 5.250% due 4/15/15

4,943,934

4,875,000

A

Lehman Brothers Holdings Inc., Medium-Term Notes, Series H, 4.500% due 7/26/10

4,827,133

4,350,000

A-

John Deere Capital Corp., Medium-Term Notes, Series D, 4.125% due 1/15/10

4,259,350

2,325,000

A

JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12

2,546,749

3,150,000

BBB

MBNA Corp., Medium-Term Notes, 6.250% due 1/17/07

3,229,695

4,350,000

A+

Morgan Stanley, Notes, 6.600% due 4/1/12

4,750,835

10,000,000

BB-

TRAINS, Series HY-2005-1, 7.651% due 6/15/15 (a)(b)

10,530,420

1,725,000

A-

Textron Financial Corp., Medium-Term Notes, Series E, 2.750% due 6/1/06

1,706,617

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         17

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Diversified Financial Services — 7.4% (continued)

150,000

CCC+

Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.885% due 10/1/15

$
109,500

25,000

CCC+

Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14

27,313

56,460,030

Electric — 1.5%

AES Corp., Senior Notes:

125,000

B-

8.875% due 2/15/11

140,313

125,000

B-

7.750% due 3/1/14

136,875

3,175,000

BBB

Appalachian Power Co., Senior Notes, Series H, 5.950% due 5/15/33

3,298,755

250,000

B-

Calpine Corp., Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)

193,750

1,500,000

BBB

Duke Energy Corp., Senior Notes, 4.200% due 10/1/08

1,480,981

200,000

B+

Edison Mission Energy, Senior Notes, 9.875% due 4/15/11

236,500

4,679,000

A

Florida Power & Light Co., First Mortgage Bonds, 5.625% due 4/1/34

4,937,880

250,000

B

NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13

268,750

175,000

B+

Reliant Energy Inc., Secured Notes, 9.500% due 7/15/13

195,562

175,000

B

Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (a)

184,625

11,073,991

Entertainment — 0.2%

150,000

B-

Cinemark Inc., Senior Discount Notes, step bond to yield 9.031% due 3/15/14

104,250

50,000

B-

Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14

51,125

140,000

B

Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14

141,750

125,000

B+

Mohegan Tribal Gaming Authority, 6.875% due 2/15/15

129,844

150,000

B

Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15 (a)

151,687

Pinnacle Entertainment Inc., Senior Subordinated Notes:

75,000

B-

8.250% due 3/15/12

79,313

50,000

B-

8.750% due 10/1/13

54,125

125,000

B+

Scientific Games Corp., Senior Subordinated Notes, 6.250% due 12/15/12 (a)

127,188

See Notes to Financial Statements.

18         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Entertainment — 0.2% (continued)

125,000

BB-

Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12 (a)

$
130,312

150,000

CCC

Six Flags Inc., Senior Notes, 9.750% due 4/15/13

147,187

1,116,781

Environmental Control — 0.1%

50,000

B

Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10

55,375

Allied Waste North America Inc., Senior Notes:

150,000

BB-

7.875% due 4/15/13

156,750

200,000

BB-

7.250% due 3/15/15 (a)

198,000

410,125

Food — 1.1%

125,000

CCC+

Doane Pet Care Co., Senior Notes, 10.750% due 3/1/10

135,625

125,000

B+

Dole Food Co. Inc., Debentures, 8.750% due 7/15/13

138,750

4,600,000

BBB+

Kraft Foods Inc., Notes, 5.625% due 11/1/11

4,809,824

2,825,000

BBB-

Safeway Inc., Debentures, 7.250% due 2/1/31

3,232,413

8,316,612

Forest Products & Paper — 0.1%

125,000

BB-

Appleton Papers Inc., Senior Notes, 8.125% due 6/15/11

119,375

125,000

B+

Boise Cascade LLC, Senior Subordinated Notes, 7.125% due 10/15/14 (a)

123,437

Buckeye Technologies Inc.:

75,000

B+

Senior Notes, 8.500% due 10/1/13

77,813

50,000

B

Senior Subordinated Notes, 8.000% due 10/15/10

48,750

100,000

BB-

Norske Skog Canada Ltd., Senior Notes, Series D, 8.625% due 6/15/11

104,000

473,375

Health Care - Services — 0.7%

125,000

B

Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12

127,344

125,000

B

DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15 (a)

130,000

Extendicare Health Services Inc.:

75,000

B

Senior Notes, 9.500% due 7/1/10

81,187

25,000

B-

Senior Subordinated Notes, 6.875% due 5/1/14

25,000

HCA Inc.:

225,000

BB+

Debentures, 7.050% due 12/1/27

223,011

50,000

BB+

Notes, 6.375% due 1/15/15

51,426

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         19

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Health Care – Services — 0.7% (continued)

1,800,000

BBB

Humana Inc., Senior Notes, 6.300% due 8/1/18

$
1,942,009

100,000

B-

IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14

109,375

150,000

B-

Psychiatric Solutions Inc., Senior Subordinated Notes, 7.750% due 7/15/15 (a)

153,750

175,000

B

Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14

188,125

50,000

B

Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13

51,750

1,915,000

BBB+

WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12

2,074,564

5,157,541

Holding Companies – Diversified — 0.4%

2,750,000

A-

EnCana Holdings Finance Corp., Notes, 5.800% due 5/1/14

2,906,252

Home Furnishings — 0.0%

100,000

B-

Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11

105,000

75,000

B-

Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14

80,250

185,250

Household Products/Wares — 0.0%

150,000

CCC+

Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11

159,750

Internet — 0.0%

100,000

B-

FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14

101,500

Leisure Time — 0.0%

75,000

B-

Equinox Holdings Inc., Senior Notes, 9.000% due 12/15/09

78,375

75,000

B-

Riddell Bell Holdings Inc., Senior Subordinated Notes, 8.375% due 10/1/12

76,875

155,250

Lodging — 0.1%

100,000

B+

Boyd Gaming Corp., Senior Subordinated Notes, 7.750% due 12/15/12

107,500

Gaylord Entertainment Co., Senior Notes:

75,000

B-

8.000% due 11/15/13

80,250

25,000

B-

6.750% due 11/15/14

25,000

100,000

B

John Q. Hammons Hotels LP, First Mortgage Senior Notes, Series B, 8.875% due 5/15/12

110,125

See Notes to Financial Statements.

20         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Lodging — 0.1% (continued)

35,000

B

Kerzner International Ltd., Senior Subordinated Notes, 8.875% due 8/15/11

$
37,625

100,000

B

Las Vegas Sands Corp., 6.375% due 2/15/15

98,500

250,000

BB

MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12

260,000

175,000

B+

Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16

181,125

50,000

B+

Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)

53,250

953,375

Machinery — Construction & Mining — 0.0%

175,000

B

Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14

184,625

Machinery — Diversified — 0.0%

100,000

B-

Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14 (a)

104,750

Media — 1.4%

100,000

B

Cadmus Communications Corp., Senior Subordinated Notes, 8.375% due 6/15/14

104,250

250,000

CCC-

Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Notes, 10.000% due 4/1/09

206,250

200,000

CCC-

Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Notes, 10.250% due 9/15/10

207,500

2,425,000

BBB+

Comcast Cable Communications Holdings Inc., 8.375% due 3/15/13

2,919,348

CSC Holdings Inc., Series B:

100,000

BB-

Senior Debentures, 7.625% due 7/15/18

98,250

Senior Notes:

125,000

BB-

8.125% due 7/15/09

129,375

100,000

BB-

7.625% due 4/1/11

101,250

350,000

B

Dex Media Inc., Discount Notes, step bond to yield 7.913% due 11/15/13

288,750

DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes:

81,000

BB-

8.375% due 3/15/13

90,214

200,000

BB-

6.375% due 6/15/15 (a)

200,500

175,000

BB-

EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14

174,562

150,000

B-

Emmis Communications Corp., Senior Notes, 9.314% due 6/15/12 (a)(b)

150,937

50,000

B-

LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13

54,750

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         21

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Media — 1.4% (continued)

100,000

B

Mediacom Broadband LLC, Senior Notes, 11.000% due 7/15/13

$
109,750

2,925,000

BBB-

News America Inc., Notes, 5.300% due 12/15/14

2,950,772

50,000

B-

Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14

47,000

125,000

B-

Salem Communications Holding Corp., Senior Subordinated Notes, Series B, 9.000% due 7/1/11

134,063

125,000

B

Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12

129,688

2,000,000

BBB+

Time Warner Inc., Debentures, 7.625% due 4/15/31

2,472,108

100,000

B+

Yell Finance BV, Senior Notes, 10.750% due 8/1/11

110,750

10,680,067

Metal Fabricate/Hardware — 0.0%

75,000

B-

Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12

80,625

Mining — 0.0%

125,000

B

Novelis Inc., Senior Notes, 7.250% due 2/15/15 (a)

128,438

Miscellaneous Manufacturing — 0.0%

75,000

B

Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12

82,125

100,000

B-

KI Holdings Inc., Senior Discount Notes, step bond to yield 10.284% due 11/15/14

63,500

145,625

Oil & Gas — 1.4%

2,950,000

BBB+

Burlington Resources Finance Corp., Senior Notes, 5.600% due 12/1/06

2,980,450

Chesapeake Energy Corp., Senior Notes:

125,000

BB-

6.375% due 6/15/15

129,063

150,000

BB-

6.625% due 1/15/16 (a)

155,625

100,000

BB-

6.250% due 1/15/18 (a)

99,250

2,850,000

BBB

Devon Financing Corp. ULC, 6.875% due 9/30/11

3,150,903

150,000

B

EXCO Resources Inc., 7.250% due 1/15/11

154,125

275,000

BB+

Kerr-McGee Corp., Senior Secured Notes, 7.000% due 11/1/11

276,375

Stone Energy Corp., Senior Subordinated Notes:

50,000

B+

8.250% due 12/15/11

53,125

50,000

B+

6.750% due 12/15/14

49,750

3,275,000

BBB-

Valero Energy Corp., Notes, 4.750% due 6/15/13

3,213,063

100,000

B

Vintage Petroleum Inc., Senior Subordinated Notes, 7.875% due 5/15/11

105,750

10,367,479

See Notes to Financial Statements.

22         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Oil & Gas Services — 0.1%

25,000

BB

Grant Prideco Inc., Senior Notes, 6.125% due 8/15/15 (a)

$
25,625

125,000

B

Hanover Compressor Co., Senior Notes, 8.625% due 12/15/10

132,500

125,000

B-

Key Energy Services Inc., Senior Notes, 6.375% due 5/1/13

125,938

125,000

B

Universal Compression Inc., Senior Notes, 7.250% due 5/15/10

130,937

415,000

Packaging & Containers — 0.1%

100,000

B-

Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12

110,250

125,000

B-

Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13

128,750

125,000

B

Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12

126,563

125,000

B-

JSG Funding PLC, Senior Notes, 9.625% due 10/1/12

126,875

125,000

B

Owens-Brockway Glass Container Inc., Senior Notes, 8.250% due 5/15/13

135,781

100,000

B

Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12

102,250

730,469

Pharmaceuticals — 0.7%

130,000

BB-

Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11

129,675

75,000

CCC+

Warner Chilcott Corp., 8.750% due 2/1/15 (a)

74,438

4,650,000

A

Wyeth, Notes, 5.500% due 3/15/13

4,819,232

5,023,345

Pipelines — 0.2%

450,000

CCC+

Dynegy Holdings Inc., Senior Debentures, 7.625% due 10/15/26

441,000

El Paso Corp., Medium-Term Notes, Senior Notes:

200,000

B-

7.800% due 8/1/31

203,000

225,000

B-

7.750% due 1/15/32

228,937

150,000

B+

Holly Energy Partners LP, Senior Notes, 6.250% due 3/1/15 (a)

150,000

350,000

B+

Williams Cos. Inc., Notes, 8.750% due 3/15/32

434,875

1,457,812

REITs — 0.5%

200,000

B-

Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11

222,000

Host Marriott LP:

175,000

B+

Senior Notes, 7.125% due 11/1/13

183,531

100,000

B+

Series O, 6.375% due 3/15/15

99,500

3,300,000

BBB-

iStar Financial Inc., Senior Notes, 5.150% due 3/1/12

3,235,802

125,000

CCC+

MeriStar Hospitality Corp., Senior Notes, 9.125% due 1/15/11

133,438

3,874,271

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         23

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Retail — 0.6%

100,000

B-

Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (a)

$
104,250

125,000

B-

CSK Auto Inc., Senior Subordinated Notes, 7.000% due 1/15/14

120,937

125,000

B-

Jafra Cosmetics International Inc./Distribuidora Comercial Jafra SA de CV, Senior Subordinated Notes, 10.750% due 5/15/11

140,625

125,000

B

Jean Coutu Group (PJC) Inc., Senior Subordinated Notes, 8.500% due 8/1/14

124,531

4,050,000

BBB

Limited Brands Inc., Debentures, 6.950% due 3/1/33

4,231,286

Rite Aid Corp.:

50,000

B+

7.500% due 1/15/15

48,875

Notes:

50,000

B-

7.125% due 1/15/07

50,500

25,000

B-

6.125% due 12/15/08 (a)

23,813

4,844,817

Semiconductors — 0.0%

Amkor Technology Inc.:

175,000

B-

Senior Notes, 9.250% due 2/15/08

166,250

50,000

CCC

Senior Subordinated Notes, 10.500% due 5/1/09

45,250

211,500

Telecommunications — 1.6%

100,000

BB-

American Tower Corp., Senior Notes, 7.125% due 10/15/12

106,000

100,000

BB+

AT&T Corp., Senior Notes, 8.000% due 11/15/31

130,000

125,000

CCC

Centennial Communications Corp./Cellular Operating Co. LLC, Senior Notes, 8.125% due 2/1/14

134,687

200,000

B

Intelsat Ltd., Senior Discount Notes, step bond to yield 9.101% due 2/1/15 (a)

138,500

50,000

CCC

iPCS Inc., Senior Notes, 11.500% due 5/1/12

57,000

300,000

B

Lucent Technologies Inc., Debentures, 6.450% due 3/15/29

271,500

2,400,000

A

New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31

3,325,846

400,000

BB

Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15

433,000

125,000

B+

PanAmSat Corp., Senior Notes, 9.000% due 8/15/14

138,750

250,000

BB-

Qwest Corp., Notes, 8.875% due 3/15/12

275,000

225,000

B

Qwest Services Corp., Secured Notes, 14.000% due 12/15/14

273,375

SBA Communications Corp.:

59,000

B-

Senior Discount Notes, step bond to yield 7.843% due 12/15/11

54,428

50,000

B-

Senior Notes, 8.500% due 12/1/12

54,125

1,250,000

BBB-

Sprint Capital Corp., Notes, 8.375% due 3/15/12

1,484,380

See Notes to Financial Statements.

24         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Telecommunications — 1.6% (continued)

100,000

CCC-

U.S. Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12

$
116,000

4,575,000

A+

Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13

4,839,554

11,832,145

Textiles — 0.0%

125,000

B-

Collins & Aikman Floor Cover, Senior Subordinated Notes, Series B, 9.750% due 2/15/10

130,937

75,000

B-

Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14

70,688

201,625

Transportation — 0.4%

3,025,000

BBB

Union Pacific Corp., Notes, 3.625% due 6/1/10

2,859,590

TOTAL CORPORATE BONDS & NOTES (Cost — $165,539,958)

166,173,836

ASSET-BACKED SECURITIES — 5.4%

Automobiles — 2.9%

6,500,000

AAA

AmeriCredit Automobile Receivables Trust, Series 2004-AF, Class A4, 2.870% due 2/7/11

6,382,269

6,500,000

AAA

Ford Credit Auto Owner Trust, Series 2005-B, Class A4, 4.380% due 1/15/10

6,488,587

6,500,000

AAA

Household Automotive Trust, Series 2003-2, Class A4, 3.020% due 12/17/10

6,367,800

3,150,000

AAA

Susquehanna Auto Lease Trust, Series 2005-1, Class A3, 4.430% due 6/16/08 (a)

3,159,253

22,397,909

Credit Card — 0.8%

5,800,000

AAA

Nordstrom Private Label Credit Card Master Note Trust, Series 2001-A, 4.820% due 4/15/10 (a)

5,837,592

Home Equity — 1.7%

6,525,000

Aaa

Irwin Home Equity, Series 2005-1, Class 2A2, 4.720% due 6/25/35

6,523,980

6,675,000

AAA

Structured Asset Securities Corp., Series 2005-7XS, Class 1A2B, 5.270% due 4/25/35

6,652,826

13,176,806

TOTAL ASSET-BACKED SECURITIES (Cost — $41,554,384)

41,412,307

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         25

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.6%

5,825,189

AAA

Federal Home Loan Mortgage Corp. (FHLMC), Series 2687, Class IA, PAC IO, 5.500% due 9/15/22

$
380,224

3,629,742

AAA

Federal National Mortgage Association (FNMA), Series 2003-111, Class HR, PAC, 3.750% due 5/25/30

3,555,169

3,072,773

AAA

MASTR Adjustable Rate Mortgages Trust, Series 2004-6, Class 5A1, 4.789% due 7/25/34 (b)

3,063,827

3,140,262

AAA

Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A4, 4.504% due 2/25/35 (b)

3,113,194

6,558,054

AAA

Residential Accredit Loans Inc., Series 2005-QA7, Class A21, 4.864% due 7/25/35 (b)

6,531,822

3,028,175

Aaa(c)

Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 4.540% due 4/25/35 (b)

2,989,701

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $19,585,171)

19,633,937

MORTGAGE-BACKED SECURITIES — 28.4%

FHLMC — 6.4%

FHLMC, Gold:

490

5.500% due 5/1/13

501

3,037,060

6.500% due 9/1/14-1/1/32

3,151,950

4,127,972

6.000% due 3/1/17

4,263,713

3,791,964

5.000% due 8/1/33-9/1/33

3,742,144

20,900,000

5.000% due 8/11/35 (d)(e)

20,573,437

17,000,000

5.500% due 8/11/35 (d)(e)

17,095,625

48,827,370

FNMA — 21.0%

FNMA:

4,113,444

6.500% due 2/1/14-1/1/33

4,261,310

23,568,854

5.500% due 11/1/16-4/1/35 (f)(g)

23,726,959

12,424,896

6.000% due 5/1/17-6/1/32 (f)(g)

12,717,961

64,600,000

5.000% due 8/11/35 (d)(e)

63,631,000

27,000,000

5.500% due 8/11/35 (d)(e)

27,143,424

25,000,000

6.000% due 8/11/35 (d)(e)

25,546,875

3,000,000

6.500% due 8/11/35 (d)(e)

3,104,064

160,131,593

GNMA — 1.0%

GNMA:

19,597

8.500% due 11/15/27

21,372

7,189,272

6.500% due 8/15/31-3/15/32

7,518,836

7,540,208

TOTAL MORTGAGE-BACKED SECURITIES (Cost — $216,610,450)

216,499,171

See Notes to Financial Statements.

26         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 32.9%

U.S. Government Obligations — 26.9%

U.S. Treasury Bonds:

17,000,000

8.750% due 5/15/17

$
23,744,886

5,000,000

5.375% due 2/15/31

5,683,205

U.S. Treasury Notes:

36,000,000

3.500% due 5/31/07

35,687,844

50,000,000

3.375% due 10/15/09

48,529,300

5,700,000

6.500% due 2/15/10 (h)

6,249,742

50,020,000

4.000% due 3/15/10-2/15/15

49,051,922

8,000,000

3.875% due 5/15/10

7,904,688

8,000,000

5.000% due 2/15/11

8,338,128

20,000,000

4.125% due 5/15/15

19,753,140

204,942,855

U.S. Government Agencies — 6.0%

FHLMC:

7,000,000

6.875% due 9/15/10

7,796,453

6,000,000

5.125% due 7/15/12

6,238,596

FNMA:

1,500,000

3.625% due 3/15/07

1,488,352

10,000,000

6.625% due 9/15/09 (f)(g)

10,844,920

10,000,000

6.000% due 5/15/11 (f)(g)

10,772,850

8,000,000

6.125% due 3/15/12

8,748,832

45,890,003

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $252,919,137)

250,832,858

SOVEREIGN BONDS — 3.6%

Argentina — 0.1%

Republic of Argentina:

1,000,000

B-

3.010% due 8/3/12 (b)

905,000

287,732 ARS

B-

5.830% due 12/31/33

117,713

Total Argentina

1,022,713

Brazil — 0.7%

Federative Republic of Brazil:

100,000

BB-

8.875% due 10/14/19

103,750

425,000

BB-

10.125% due 5/15/27

484,500

1,200,000

BB-

11.000% due 8/17/40

1,410,600

1,451,299

BB-

C Bonds, 8.000% due 4/15/14

1,472,596

1,873,546

BB-

DCB, Series L, 4.313% due 4/15/12 (b)

1,814,413

Total Brazil

5,285,859

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         27

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Bulgaria — 0.0%

200,000

BBB-

Republic of Bulgaria, 8.250% due 1/15/15

$
248,000

Canada — 0.6%

4,825,000

A+

Province of Quebec, 4.600% due 5/26/15

4,757,662

Chile — 0.0%

225,000

A

Republic of Chile, 5.500% due 1/15/13

235,306

Colombia — 0.1%

Republic of Colombia:

300,000

BB

10.000% due 1/23/12

345,000

250,000

BB

8.700% due 2/15/16

264,375

75,000

BB

8.125% due 5/21/24

74,625

150,000

BB

10.375% due 1/28/33

177,000

150,000

BB

Medium-Term Notes, 11.750% due 2/25/20

195,375

Total Colombia

1,056,375

Dominican Republic — 0.0%

182,956

B

Dominican Republic, 9.040% due 1/23/18 (a)

193,476

Ecuador — 0.0%

Republic of Ecuador:

215,000

CCC+

12.000% due 11/15/12

211,775

50,000

CCC+

Step bond to yield 10.554% due 8/15/30

43,250

Total Ecuador

255,025

Malaysia — 0.1%

450,000

A-

Federation of Malaysia, 7.500% due 7/15/11

514,580

Mexico — 0.6%

United Mexican States:

700,000

BBB

11.375% due 9/15/16

1,027,250

Medium-Term Notes:

400,000

BBB

8.300% due 8/15/31

495,000

Series A:

325,000

BBB

6.375% due 1/16/13

344,419

1,175,000

BBB

5.875% due 1/15/14

1,207,312

875,000

BBB

6.625% due 3/3/15

947,187

75,000

BBB

8.000% due 9/24/22

90,488

275,000

BBB

7.500% due 4/8/33

315,975

Total Mexico

4,427,631

Panama — 0.1%

Republic of Panama:

350,000

BB

9.375% due 7/23/12

427,000

275,000

BB

9.375% due 1/16/23

342,375

100,000

BB

8.875% due 9/30/27

120,250

Total Panama

889,625

See Notes to Financial Statements.

28         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Peru — 0.2%

Republic of Peru:

450,000

BB

9.125% due 2/21/12

$
532,575

275,000

BB

9.875% due 2/6/15

342,375

255,000

BB

PDI, 5.000% due 3/7/17 (b)

247,509

Total Peru

1,122,459

Philippines — 0.2%

Republic of the Philippines:

400,000

BB-

9.000% due 2/15/13

420,240

200,000

BB-

8.250% due 1/15/14

202,000

275,000

BB-

8.875% due 3/17/15

286,330

125,000

BB-

9.875% due 1/15/19

134,687

225,000

BB-

10.625% due 3/16/25

249,671

75,000

BB-

9.500% due 2/2/30

75,679

Total Philippines

1,368,607

Russia — 0.5%

Russian Federation:

400,000

BBB-

11.000% due 7/24/18

594,000

2,575,000

BBB-

Step bond to yield 2.136% due 3/31/30

2,858,250

Total Russia

3,452,250

South Africa — 0.0%

200,000

BBB

Republic of South Africa, 6.500% due 6/2/14

217,500

Turkey — 0.1%

Republic of Turkey:

350,000

BB-

11.500% due 1/23/12

446,688

275,000

BB-

7.375% due 2/5/25

269,500

75,000

BB-

11.875% due 1/15/30

106,931

150,000

BB-

Collective Action Securities, 9.500% due 1/15/14

177,000

Total Turkey

1,000,119

Ukraine — 0.0%

Republic of Ukraine:

200,000

BB-

6.875% due 3/4/11

210,750

50,000

BB-

7.650% due 6/11/13

55,063

Total Ukraine

265,813

Uruguay — 0.1%

Republic of Uruguay:

200,000

B

7.500% due 3/15/15

198,000

126,875

B

Benchmark Bonds, 7.875% due 1/15/33 (i)

117,994

Total Uruguay

315,994

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         29

Schedule of Investments (continued) July 31,
2005

Face Amount†

Rating‡

Security

Value

Venezuela — 0.2%

Bolivarian Republic of Venezuela:

600,000

B

8.500% due 10/8/14

$
622,500

175,000

B

9.250% due 9/15/27

182,481

275,000

B

Collective Action Securities, 10.750% due 9/19/13

319,688

Total Venezuela

1,124,669

TOTAL SOVEREIGN BONDS (Cost — $27,248,925)

27,753,663

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $723,458,025)

722,305,772

Face Amount

SHORT-TERM INVESTMENTS — 25.6%

Repurchase Agreements — 25.6%

$60,000,000

  Interest in $576,470,000 joint tri-party repurchase agreement dated 7/29/05 with Morgan Stanley, 3.300% due 8/1/05, Proceeds at maturity —
$60,016,500; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.250% due 6/28/07 to 7/7/25; Market value — $61,217,455) (f)(g)

60,000,000

75,448,000

  Interest in $666,706,000 joint tri-party repurchase agreement dated 7/29/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 3.290% due 8/1/05,
Proceeds at maturity — $75,468,685; (Fully collateralized by U.S. Treasury Note, 3.500% due 11/15/09; Market value — $76,957,309) (f)(g)

75,448,000

60,000,000

  Interest in $675,460,000 joint tri-party repurchase agreement dated 7/29/05 with The Goldman Sachs Group Inc., 3.300% due 8/1/05, Proceeds at maturity
— $60,016,500; (Fully collateralized by various U.S. Treasury Obligations, 0.000% to 12.000% due 8/15/05 to 4/15/32; Market value — $61,200,128) (f)(g)

60,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost — $195,448,000)

195,448,000

TOTAL INVESTMENTS — 120.3% (Cost — $918,906,025#)

917,753,772

Liabilities in Excess of Other Assets — (20.3)%

(154,727,326
)

TOTAL NET ASSETS — 100.0%

$
763,026,446

#

Aggregate cost for federal income tax purposes is $918,921,879.

‡

All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted (unaudited).

†

Face amount denominated in U.S. dollars, unless otherwise indicated.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Variable rate security. Coupon rate disclosed is that which is in effect at July 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.

See Notes to Financial Statements.

30         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Schedule of Investments (continued) July 31, 2005

(c)

Rating by Moody’s Investors Service.

(d)

This security is traded on a “to-be-announced” basis.

(e)

All or a portion of this security is acquired under mortgage dollar roll agreement.

(f)

All or a portion of this security is segregated for open futures contracts.

(g)

All or a portion of this security has been segregated for mortgage dollar roll transactions.

(h)

All or a portion of this security is held as collateral for open futures contracts.

(i)

Payment-in-kind security for which part of the income/dividend earned may be paid as additional principal.

Abbreviations used in this schedule:

ARS

— Argentine Peso

C Bond

— Capitalization Bond

DCB

— Debt Conversion Bond

FHLMC

— Federal Home Loan Mortgage Corporation

FNMA

— Federal National Mortgage Association

GNMA

— Government National Mortgage Association

MASTR

— Mortgage Asset Securitization Transactions Inc.

PAC IO

— Planned Amortization Cost Interest Only

PDI

— Past Due Interest

REITs

— Real Estate Investment Trust

TRAINS

— Targeted Return Index Securities

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         31

Bond Ratings (unaudited)

The
definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus
(–) sign to show relative standings within the major rating categories.

AAA
  — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA
  — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal.
Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on
balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC”
the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D
  — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service
(“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the
“Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Ca
  — Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

Caa
  — Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
.

32         Smith Barney Core Plus Bond Fund Inc.
2005 Annual Report

Statement of Assets and Liabilities (July 31, 2005)

ASSETS:

Investments, at value (cost — $723,458,025)

$
722,305,772

Repurchase agreements, at value (Cost — $195,448,000)

195,448,000

Receivable for securities sold

10,106,596

Interest receivable

7,230,351

Receivable for Fund shares sold

183,788

Prepaid expenses

27,198

Total Assets

935,301,705

LIABILITIES:

Payable for securities purchased

169,251,909

Distributions payable

2,149,555

Investment advisory fee payable

278,718

Payable for Fund shares repurchased

228,977

Administration fee payable

122,483

Deferred dollar roll income

96,144

Transfer agent fees payable

45,944

Distribution fees payable

18,451

Directors’ fees payable

6,828

Due to custodian

3,307

Payable to broker — variation margin on open futures contracts

1,344

Accrued expenses

71,599

Total Liabilities

172,275,259

Total Net Assets

$
763,026,446

NET ASSETS:

Par value (Note 6)

$
61,065

Paid-in capital in excess of par value

780,489,735

Undistributed net investment income

1,100,489

Accumulated net realized loss on investments, futures contracts and foreign currency transactions

(17,685,731
)

Net unrealized depreciation on investments and futures contracts

(939,112
)

Total Net Assets

$
763,026,446

Shares Outstanding:

Class A

14,935,004

Class B

1,453,276

Class C

739,186

Class Y

43,937,797

Net Asset Value:

Class A (and redemption price)

$12.49

Class B *

$12.50

Class C *

$12.50

Class Y (and redemption price)

$12.50

Maximum Public Offering Price Per Share:

Class A (based on maximum sales charge of 4.50%)

$13.08

*

Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith
Barney Core Plus Bond Fund Inc. 2005 Annual Report         33

Statement of Operations (For the Year Ended July 31, 2005)

INVESTMENT INCOME:

Interest

$
21,482,991

EXPENSES:

Investment advisory fee (Note 2)

2,074,312

Administration fees (Note 2)

918,738

Distribution fees (Notes 2 and 4)

742,147

Transfer agent fees (Notes 2 and 4)

227,223

Legal fees

90,726

Shareholder reports (Note 4)

76,979

Custody

65,661

Audit and tax

34,000

Directors’ fees

28,283

Registration fees

27,218

Insurance

5,866

Miscellaneous expenses

4,016

Total Expenses

4,295,169

Less: Investment advisory fee waiver (Notes 2 and 8)

(79,698
)

Net Expenses

4,215,471

Net Investment Income

17,267,520

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investments

1,616,399

Futures contracts

(535,729
)

Foreign currency transactions

1,448,888

Net Realized Gain

2,529,558

Change in Net Unrealized Appreciation/Depreciation From:

Investments

(5,328,410
)

Futures contracts

711,499

Change in Net Unrealized Appreciation/Depreciation

(4,616,911
)

Net Loss on Investments, Futures Contracts and Foreign Currency Transactions

(2,087,353
)

Increase in Net Assets From Operations

$
15,180,167

See Notes to Financial Statements.

34         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Statements of Changes in Net Assets (For the Years Ended July 31,)

2005

2004

OPERATIONS:

Net investment income

$
17,267,520

$
15,175,291

Net realized gain (loss)

2,529,558

(2,036,210
)

Change in net unrealized appreciation/depreciation

(4,616,911
)

3,346,976

Increase in Net Assets From Operations

15,180,167

16,486,057

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):

Net investment income

(18,955,780
)

(14,193,574
)

Decrease in Net Assets From Distributions to Shareholders

(18,955,780
)

(14,193,574
)

FUND SHARE TRANSACTIONS (NOTE 6):

Net proceeds from sale of shares

456,043,104

50,530,307

Reinvestment of distributions

6,103,458

5,741,360

Cost of shares repurchased

(125,898,734
)

(81,089,479
)

Increase (Decrease) in Net Assets From Fund Share Transactions

336,247,828

(24,817,812
)

Increase (Decrease) in Net Assets

332,472,215

(22,525,329
)

NET ASSETS:

Beginning of year

430,554,231

453,079,560

End of year*

$
763,026,446

$
430,554,231

* Includes undistributed net investment income of:

$1,100,489

$2,001,532

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         35

Financial Highlights

For a share of
each class of capital stock outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares(1)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$12.57

$12.50

$12.87

$12.56

$12.03

Income (Loss) From Operations:

Net investment income

0.45

0.42

0.37

0.59

0.69

Net realized and unrealized gain (loss)

(0.05
)

0.05

(0.22
)

0.29

0.56

Total Income From Operations

0.40

0.47

0.15

0.88

1.25

Less Distributions From:

Net investment income

(0.48
)

(0.40
)

(0.45
)

(0.57
)

(0.70
)

Return of capital

—

—

(0.07
)

—

(0.02
)

Total Distributions

(0.48
)

(0.40
)

(0.52
)

(0.57
)

(0.72
)

Net Asset Value, End of Year

$12.49

$12.57

$12.50

$12.87

$12.56

Total Return(2)

3.22
%

3.77
%

1.15
%

7.17
%

10.68
%

Net Assets, End of Year (000s)

$186,585

$215,950

$252,312

$277,136

$270,884

Ratios to Average Net Assets:

Gross expenses

1.07
%

1.04
%

1.02
%

1.05
%

1.04
%

Net expenses

1.05
(3)

1.04

1.02

1.05

1.04

Net investment income

3.58

3.34

2.87

4.67

5.58

Portfolio Turnover Rate

169
%(4)

40
%(4)

457
%

335
%

275
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)

The investment adviser voluntarily waived a portion of its fees.

(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 660% and 855% for the years ended
July 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

36         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended
July 31, unless otherwise noted:

Class B Shares(1)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$12.57

$12.51

$12.88

$12.57

$12.03

Income (Loss) From Operations:

Net investment income

0.38

0.35

0.30

0.52

0.62

Net realized and unrealized gain (loss)

(0.04
)

0.04

(0.21
)

0.29

0.57

Total Income From Operations

0.34

0.39

0.09

0.81

1.19

Less Distributions From:

Net investment income

(0.41
)

(0.33
)

(0.39
)

(0.50
)

(0.63
)

Return of capital

—

—

(0.07
)

—

(0.02
)

Total Distributions

(0.41
)

(0.33
)

(0.46
)

(0.50
)

(0.65
)

Net Asset Value, End of Year

$12.50

$12.57

$12.51

$12.88

$12.57

Total Return(2)

2.73
%

3.13
%

0.62
%

6.60
%

10.17
%

Net Assets, End of Year (000s)

$18,163

$24,140

$36,266

$38,431

$30,310

Ratios to Average Net Assets:

Gross expenses

1.64
%

1.57
%

1.53
%

1.56
%

1.54
%

Net expenses

1.62
(3)

1.57

1.53

1.56

1.54

Net investment income

3.02

2.78

2.35

4.13

5.11

Portfolio Turnover Rate

169
%(4)

40
%(4)

457
%

335
%

275
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)

The investment adviser voluntarily waived a portion of its fees.

(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 660% and 855% for the years ended
July 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         37

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended
July 31, unless otherwise noted:

Class C Shares(1)(2)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$ 12.57

$ 12.51

$ 12.88

$ 12.57

$12.03

Income (Loss) From Operations:

Net investment income

0.39

0.35

0.30

0.53

0.62

Net realized and unrealized gain (loss)

(0.04
)

0.04

(0.20
)

0.29

0.58

Total Income From Operations

0.35

0.39

0.10

0.82

1.20

Less Distributions From:

Net investment income

(0.42
)

(0.33
)

(0.40
)

(0.51
)

(0.64
)

Return of capital

—

—

(0.07
)

—

(0.02
)

Total Distributions

(0.42
)

(0.33
)

(0.47
)

(0.51
)

(0.66
)

Net Asset Value, End of Year

$12.50

$12.57

$12.51

$12.88

$12.57

Total Return(3)

2.79
%

3.17
%

0.71
%

6.69
%

10.26
%

Net Assets, End of Year (000s)

$9,238

$11,233

$20,796

$21,740

$6,463

Ratios to Average Net Assets:

Gross expenses

1.56
%

1.52
%

1.50
%

1.46
%

1.46
%

Net expenses

1.54
(4)

1.52

1.50

1.46

1.46

Net investment income

3.09

2.80

2.35

4.17

5.08

Portfolio Turnover Rate

169
%(5)

40
%(5)

457
%

335
%

275
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

On April 29, 2004, Class L shares were renamed as Class C shares.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(4)

The investment adviser voluntarily waived a portion of its fees.

(5)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 660% and 855% for the years ended
July 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

38         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended
July 31, unless otherwise noted:

Class Y Shares(1)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$12.56

$12.50

$12.87

$12.56

$12.03

Income (Loss) From Operations:

Net investment income

0.49

0.47

0.41

0.63

0.73

Net realized and unrealized gain (loss)

(0.03
)

0.03

(0.21
)

0.29

0.57

Total Income From Operations

0.46

0.50

0.20

0.92

1.30

Less Distributions From:

Net investment income

(0.52
)

(0.44
)

(0.50
)

(0.61
)

(0.75
)

Return of capital

—

—

(0.07
)

—

(0.02
)

Total Distributions

(0.52
)

(0.44
)

(0.57
)

(0.61
)

(0.77
)

Net Asset Value, End of Year

$12.50

$12.56

$12.50

$12.87

$12.56

Total Return(2)

3.74
%

4.03
%

1.49
%

7.55
%

11.08
%

Net Assets, End of Year (000s)

$549,040

$179,231

$143,706

$125,474

$113,555

Ratios to Average Net Assets:

Gross expenses

0.70
%

0.71
%

0.69
%

0.70
%

0.70
%

Net expenses

0.69
(3)

0.71

0.69

0.70

0.70

Net investment income

3.94

3.72

3.15

5.01

5.91

Portfolio Turnover Rate

169
%(4)

40
%(4)

457
%

335
%

275
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)

The investment adviser voluntarily waived a portion of its fees.

(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 660% and 855% for the years ended
July 31, 2005 and 2004.

See Notes to Financial Statements.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual
Report         39

Notes to Financial Statements

1.
Organization and Significant Accounting Policies

The
Smith Barney Core Plus Bond Fund Inc. (formerly Smith Barney Managed Governments Fund Inc.) (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the
Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund
may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of)
the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures
contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value

40         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

 of the underlying
instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities Traded on a
To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar
(same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, including returns of capital, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Smith Barney
Core Plus Bond Fund Inc. 2005 Annual Report         41

Notes to Financial Statements (continued)

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into
U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of
operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the
Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Class Accounting. Investment income,
common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal
Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

42         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

(l) Reclassification. GAAP requires that certain components
of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications were made:

Undistributed Net Investment Income

Accumulated Net Realized Loss

(a) $787,217

$(787,217)

(a) Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and income from mortgage-backed securities treated as capital gains for tax purposes.

2.
Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment advisor to the Fund. The Fund pays SBFM an investment advisory fee which is calculated at an annual rate of 0.45% of the Fund’s average daily net assets up to $1 billion and 0.415% in excess of $1 billion. This fee is calculated daily and paid monthly.
Citigroup Asset Management Limited (“CAM Ltd.”), an affiliate of SBFM, serves as sub-adviser to the Fund. SBFM pays CAM Ltd. for its services.

During the year ended July 31, 2005, SBFM voluntarily waived a portion of its investment advisory fees in the amount of $79,698.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $1 billion and 0.185% of the Fund’s average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

Effective March 18, 2005, the Fund pays an
investment advisory fee computed daily and paid monthly at the following annual rates of the Fund’s average daily net assets: 0.45% of the value of the Fund’s average daily net assets up to $500 million and 0.42% of the value of the
Fund’s average daily net assets in excess of $500 million. As compensation for administrative services rendered to the Fund, the Fund pays an administration fee computed daily and paid monthly at the following annual rates: 0.20% of the value of the Fund’s average daily net assets up to $500 million and 0.18% of the net assets in excess of $500 million.

Citicorp Trust
Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2005, the Fund paid transfer agent fees of $150,321 to
CTB. In addition, for the year ended July 31, 2005, the Fund also paid $7,909 to other Citigroup affiliates for shareholder record-keeping services.

Citigroup Global Markets Inc. (“CGMI”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         43

Notes to Financial Statements (continued)

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50%
on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50 % the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a
1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2005, CGMI and its affiliates received sales charges of approximately $31,000 on sales of the Fund’s
Class A shares. In addition, for the year ended July 31, 2005, CDSCs paid to CGMI and its affiliates were approximately:

Class A

Class B

CDSCs

$
6,000

$
58,000

Certain officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.
Investments

During the year ended July 31, 2005,
the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

Investments

U.S. Government & Agency Obligations

Purchases

$
304,661,740

$
732,116,737

Sales

76,561,989

663,291,125

At July 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation

$
3,169,283

Gross unrealized depreciation

(4,337,390
)

Net unrealized depreciation

$
(1,168,107
)

44         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

At July 31, 2005, the Fund had the following open futures contracts:

Number of Contracts

Expiration Date

Basis Value

Market Value

Unrealized Gain (Loss)

Contracts to Buy:

U.S. Treasury Bonds

143

9/05

$
16,965,010

$
16,489,689

$
(475,321
)

Contracts to Sell:

U.S. Treasury 2 Year Notes

110

9/05

22,857,701

22,713,282

144,419

U.S. Treasury 5 Year Notes

215

9/05

23,408,453

23,048,672

359,781

U.S. Treasury 10 Year Notes

76

9/05

8,619,075

8,434,813

184,262

Net Unrealized Gain on Open Futures Contracts

$
213,141

During the year ended July 31, 2005, the Fund entered into mortgage doll roll transactions in the aggregates amount of $2,158,179,377. For the year ended July 31, 2005, the Fund earned interest income related to such transactions in the amount of $5,357,445.

At July 31, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of
$167,947,096 for scheduled settlement of August 11, 2005.

4.
Class Specific Expenses

Pursuant to a Distribution Plan,
the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

Distribution Fees

Class A

$
511,374

Class B

158,113

Class C

72,660

For the year ended July 31, 2005, total Transfer Agent fees were as follows:

Transfer Agent Fees

Class A

$
190,001

Class B

25,965

Class C

11,097

Class Y

160

For the year ended July 31, 2005, total Shareholder Reports expenses were as follows:

Shareholder Reports

Class A

$
55,125

Class B

14,703

Class C

6,202

Class Y

949

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         45

Notes to Financial Statements (continued)

5.
Distributions to Shareholders by Class

Year Ended July 31, 2005

Year Ended July 31, 2004

Net Investment Income

Class A

$
7,743,863

$
7,330,074

Class B

677,809

744,599

Class C *

340,845

350,086

Class Y

10,193,263

5,768,815

Total

$
18,955,780

$
14,193,574

*

On April 29, 2004, Class L shares were renamed as Class C shares.

6.
Capital Shares

At July 31, 2005, the Fund had 500
million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as
follows:

Year Ended July 31, 2005

Year Ended July 31, 2004

Shares

Amount

Shares

Amount

Class A

Shares sold

423,805

$
5,357,846

722,357

$
9,139,960

Shares issued on reinvestment

420,696

5,305,762

397,195

5,017,936

Shares repurchased

(3,094,826
)

(39,028,222
)

(4,113,078
)

(51,980,805
)

Net Decrease

(2,250,325
)

$
(28,364,614
)

(2,993,526
)

$
(37,822,909
)

Class B

Shares sold

74,768

$
944,764

155,844

$
1,970,890

Shares issued on reinvestment

36,318

458,399

39,002

492,977

Shares repurchased

(577,799
)

(7,292,856
)

(1,173,774
)

(14,833,985
)

Net Decrease

(466,713
)

$
(5,889,693
)

(978,928
)

$
(12,370,118
)

Class C*

Shares sold

90,744

$
1,143,416

129,155

$
1,634,421

Shares issued on reinvestment

17,394

219,524

18,235

230,447

Shares repurchased

(262,543
)

(3,313,669
)

(916,561
)

(11,588,792
)

Net Decrease

(154,405
)

$
(1,950,729
)

(769,171
)

$
(9,723,924
)

Class Y

Shares sold

35,673,107

$
448,597,078

2,983,115

$
37,785,036

Shares issued on reinvestment

9,535

119,773

—

—

Shares repurchased

(6,010,191
)

(76,263,987
)

(212,497
)

(2,685,897
)

Net Increase

29,672,451

$
372,452,864

2,770,618

$
35,099,139

*

On April 29, 2004, Class L shares were renamed as Class C shares.

46         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

7.
Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date

Payable Date

Class A

Class B

Class C

Class Y

8/23/2005

8/26/2005

$
0.0402

$
0.0341

$
0.0350

$
0.0441

The tax character of distributions paid during the fiscal year ended July 31 were as follows:

2005

2004

Distributions paid from:

Ordinary Income

$
18,955,780

$
14,193,574

As of July 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income

$
1,119,249

Total undistributed earnings

1,119,249

Capital loss carryforward(*)

(17,449,682
)

Other book/tax temporary differences(a)

(238,955
)

Unrealized appreciation/(depreciation)(b)

(954,966
)

Total Accumulated Losses

$
(17,524,354
)

(*)

As of July 31, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration

Amount

7/31/2008

$
(14,113,843
)

7/31/2009

(940,878
)

7/31/2011

(717,985
)

7/31/2012

(1,414,288
)

7/31/2013

(262,688
)

$
(17,449,682
)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains on certain futures.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8.
Additional Information

On May 31, 2005, the U.S.
Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the
Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent,

Smith Barney Core Plus Bond Fund Inc. 2005 Annual
Report         47

Notes to Financial Statements (continued)

 had
offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued
to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability.
The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and
ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent
contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board,
CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.
Legal Matters

Beginning in June, 2004, class action
lawsuits alleging violations of the federal securities laws were filed against CGMI (the “Distributor”) and a number of its affiliates, including

48         Smith Barney Core Plus Bond Fund Inc.
2005 Annual Report

Notes to Financial Statements (continued)

 SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the
“Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional
lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the
Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10.
Other Matters

On June 24, 2005, Citigroup announced
that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain
regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Fund’s investment advisory with the
Adviser. Therefore, the Fund’s Board has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Fund for their approval.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         49

Notes to Financial Statements (continued)

11.
Subsequent Event

The Fund has received information from
Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

50         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Smith Barney Core Plus Bond Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Core Plus Bond Fund Inc. (formerly, Smith Barney Managed Governments Fund Inc.) as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We
conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Core Plus Bond Fund Inc. as of July 31, 2005, and
the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with
U.S. generally accepted accounting principles.

New York, New York

September 23, 2005

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         51

Additional Shareholder Information (unaudited)

Special Shareholder Meeting

On March 11, 2005, a special meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

1. To approve a change in the investment objective of the Fund.

The results of the vote on Proposal 1 were as follows:

Shares Voted For

Percentage of Shares Voted

Percentage of Outstanding Shares

Shares Voted Against

Percentage of Shares Voted

Percentage of Outstanding Shares

Votes Abstained

Percentage of Shares Voted

Percentage of Outstanding Shares

13,455,042.073

85.34%

48.08%

1,192,956.393

7.57%

4.26%

1,117,029.264

7.09%

3.99%

2. To approve the sub-advisory agreement between SBFM and CAM Ltd. with respect to the Fund.

The
results of the vote on Proposal 2 were as follows:

Shares Voted For

Percentage of Shares Voted

Percentage of Outstanding Shares

Shares Voted Against

Percentage of Shares Voted

Percentage of Outstanding Shares

Votes Abstained

Percentage of Shares Voted

Percentage of Outstanding Shares

13,453,461.494

85.34
%

48.08
%

1,112,271.325

7.05
%

4.26
%

1,199,294.911

7.61
%

3.99
%

52         Smith Barney Core Plus Bond Fund Inc.
2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreements and the Manager’s performance.
This information was initially reviewed by a special committee of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business.
The Independent Directors also requested certain assurances from senior management of Legg Mason regarding the continuation of the level of services provided to the Fund and its stockholders should the sale of the Manager be consummated.

Board Approval of Management Agreement

In voting to approve the Agreements, the Independent Directors considered whether the approval of the Agreements would be in the best interests of the Fund and its stockholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of
the Manager regarding services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the nature, extent and quality of services provided to Smith
Barney Core Plus Bond Fund Inc. (“Core Plus Bond Fund” or “Fund”) by the Manager under the Agreements during the past year. The Board also received a description of the administrative and other services rendered to Core Plus
Bond Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of Core Plus Bond Fund’s affairs and the
Manager’s role in coordinating the activities of Core Plus Bond Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as
Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and Core Plus Bond Fund’s expanded compliance programs. The Board also considered the
Manager’s

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         53

Board Approval of Management Agreement (unaudited) (continued)

 response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of Core Plus Bond Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of Core Plus Bond Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of Core Plus Bond Fund. The Board noted that CAM Limited provided day-to-day management of the Fund’s assets invested in non-U.S. dollar denominated debt securities of non-U.S.
issuers and currency transactions, pursuant to a Subadvisory Agreement with the Manager that was approved by stockholders earlier in the year. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the
Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded
that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreements by the Manager.

Fund Performance

The Board reviewed the Fund’s
performance and compared it to comparable funds and Lipper category averages. Comparative data was prepared by Lipper Inc., an independent provider of investment company data. The information comparing Core Plus Bond Fund’s performance to that of its Performance Universe, consisting of the Fund and all retail and institutional funds classified as “U.S. mortgage funds” by Lipper, showed that Core Plus Bond Fund’s performance for all time periods presented was lower than the median. The Board noted that effective March 18, 2005, the Board approved changes to the Core Plus Bond Fund’s name, investment objective and benchmark and restructured its investment strategy from a U.S. mortgage only fund to an intermediate investment grade bond fund. The Board recognized that the Fund was in a period of transition, making reliance on past performance less significant. Management discussed with the Board its expectation that the changes would provide Fund shareholders with the potential for higher returns over time. The Board also received data comparing the Fund’s performance since the change to its investment objective and policies was implemented to its new benchmark index. The Board noted
that the Fund generally performed in line with its benchmark, including its

54         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)
(continued)

 new benchmark during the brief period during which the
Fund’s new policies were implemented. Based on their review, the Board generally was satisfied with the Fund’s recent performance as compared to its new benchmark and with the changes to the Fund’s investment objective and policies.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by Core Plus Bond Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements currently in place for Core Plus Bond Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether the fee waivers and reimbursements could be discontinued. In addition, the Board noted that the compensation paid to the Sub-Adviser is paid by the Manager, not Core Plus Bond Fund.

Additionally,
the Board received and considered information comparing Core Plus Bond Fund’s Contractual Management Fee and Actual Management Fee and Core Plus Bond Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of Core Plus Bond Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to Core Plus Bond Fund and to these other clients, noting that Core Plus Bond Fund is provided with administrative services, office facilities, fund officers (including Core Plus Bond Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to Core Plus Bond Fund by other fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board Core Plus Bond
Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by Core Plus Bond Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing Core Plus Bond Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of ten retail front-end load funds (including Core Plus Bond Fund) classified as “US Mortgage funds” by Lipper, showed that Core Plus Bond Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group but were higher than the median. The Board noted that Core Plus Bond Fund’s actual total expense ratio was within the range of fees paid by the other funds in the
Expense Group but was higher than the median.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         55

Board Approval of Management Agreement (unaudited)
(continued)

Taking all of the above into
consideration, the Board determined that the Management Fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to Core Plus Bond Fund under the Investment
Advisory Agreement and the Administration Agreement.

Manager
Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to Core Plus Bond
Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. It was noted that the profitability percentage for managing the Fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and, given the Fund’s overall performance and generally superior service levels provided. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to Core Plus Bond Fund.

Economies of
Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of Core
Plus Bond Fund, whether the Core Plus Bond Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to Core Plus Bond Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund had not yet reached the
specified asset level at which a breakpoint to its Contractual Management Fee rate would be triggered. The Board noted that the Fund’s Contractual Management Fee contains breakpoints and, accordingly, reflects the potential for sharing economies of scale with shareholders as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board also noted that as the Fund’s assets increase over time, other economies of scale may be realized as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets.

The Board determined that, given the current size and characteristics of the Fund, it was difficult to specifically identify any economies of scale that might be realized merely through an increase in the assets of the Fund other than through the Contractual Management Fee breakpoint. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

56         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)
(continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of its relationship with Core Plus Bond Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Core Plus Bond Fund shareholders.

In light of the costs of providing investment management and other services to Core Plus Bond Fund and the Manager’s ongoing commitment to Core Plus Bond Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the
Board members approved the Investment Advisory Agreement and the Administration Agreement to continue for another year.

No single
factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement and Administration Agreement.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         57

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board of
Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Birth Year

Position(s) Held with Fund

Term of Office* and Length of Time Served

Principal Occupation(s) During Past 5 Years

Number of Investment Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Non-Interested Directors:

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937

Director

Since 1995

Professor — Harvard Business School

48

None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930

Director

Since 1984

President — Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (Since 1999)

25

None

Elliot S. Jaffe The Dress Barn, Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926

Director

Since 1985

Chairman of The Dress Barn, Inc.

25

The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932

Director

Since 1995

Attorney

49

None

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1932

Director

Since 1984

Chief Executive Officer — Performance Learning Systems

25

None

58         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Fund

Term of Office* and Length of Time Served

Principal Occupation(s) During Past 5 Years

Number of Investment Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951

Chairman, President and Chief Executive Officer

Since 2002

Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management
Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney
Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser Inc. (“TIA”) (from 2002 to 2005)

185

None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956

Senior Vice President and Chief Administrative Officer

Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer and Chief Financial Officer of certain mutual funds associated with Citigroup;
Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000); formerly Chief Compliance Officer of
TIA (from 2002 to 2005)

N/A

N/A

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         59

Additional Information (unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Fund

Term of Office* and Length of Time Served

Principal Occupation(s) During Past 5 Years

Number of Investment Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965

Chief Financial Officer and Treasurer

Since 2004

Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)

N/A

N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963

Vice President and Investment Officer

Since 2002

Managing Director of CGM; Investment Officer of SBFM

N/A

N/A

David Torchia CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959

Vice President and Investment Officer

Since 2002

Managing Director of CGM; Investment Officer of SBFM

N/A

N/A

David Scott CAM Ltd Citigroup Centre Canada Square, Canary Wharf London E14 5LB United Kingdom Birth Year: 1961

Vice President and Investment Officer

Since 2005

Managing Director of CAM Ltd; Investment Officer of CAM Ltd.

N/A

N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962

  Chief Anti-Money Laundering Compliance Officer     Chief
Compliance Officer

Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, of SBFM and CFM; formerly Chief Compliance Officer of TIA (from 2002 to 2005)

N/A

N/A

60         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Fund

Term of Office* and Length of Time Served

Principal Occupation(s) During Past 5 Years

Number of Investment Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954

Secretary and Chief Legal Officer

Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup

N/A

N/A

*

Each Director and officer serves until his or her respective successor has been duly elected and qualified.

**

Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report         61

Important Tax Information (unaudited)

The
following information is provided with respect to the distributions paid during the taxable year ended July 31, 2005

Record Date:

Monthly

Payable Date:

Monthly

Interest from Federal Obligations

15.29
%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

62         Smith Barney Core Plus Bond Fund Inc. 2005 Annual Report

Smith Barney Core Plus Bond Fund Inc.

DIRECTORS

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer
and Treasurer

Roger M. Lavan, CFA

Vice President and
Investment Officer

David
Scott

Vice President and
Investment Officer

David Torchia

Vice President and
Investment Officer

OFFICERS (continued)

Andrew
Beagley

Chief Anti-Money Laundering

Compliance Officer and
Chief
Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith
Barney Fund
Management LLC

SUB-ADVISER

Citigroup Asset Management Ltd.

DISTRIBUTOR

Citigroup Global
Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

This report is submitted for the general information of shareholders of Smith Barney Core Plus Bond Fund, but it may also be used as sales literature when preceeded by the current prospectus.

This report must be preceded or accompanied by a free
prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD01181 09/05

05-9097

Smith Barney Core Plus Bond Fund Inc.

SMITH BARNEY CORE PLUS BOND FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The
Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the
Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the
SEC’s website at www.sec.gov.